Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(e)(1)	Sub-Advisory Agreement dated January 8, 2016 between Voya Investments, LLC and NNIP Advisors B.V. (formerly, ING Investment Management Advisors B.V.) – Filed herein.